SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549





                                    FORM 8-K

                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          Date of Report April 16, 1997
                                         --------------
                        (Date of earliest event reported)


                               FORD MOTOR COMPANY
                               ------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)


                1-3950                             38-0549190
                ------                             ----------
         (Commission File Number)      (IRS Employer Identification No.)


     The American Road, Dearborn,  Michigan                      48121
     --------------------------------------                      -----
    (Address of principal executive offices)                   (Zip Code)



       Registrant's telephone number, including area code 313-322-3000
                                                          ------------




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                                   -2-


Item 5.  Other Events.
---------------------

     News release dated April 16, 1997, filed as Exhibit 20 to this Current Report on Form 8-K, is incorporated by reference herein.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
---------------------------------------------------------------------------

                                    EXHIBITS
                                    --------

Designation                  Description                     Method of Filing
-----------                  -----------                     ----------------

Exhibit 20          News release dated April 16, 1997     Filed with this Report

Exhibit 27.1        Financial Data Schedule -
                    Automotive Segment                    Filed with this Report

Exhibit 27.2        Financial Data Schedule -
                    Financial Services Segment            Filed with this Report

Exhibit 27.3        Financial Data Schedule -
                    Conglomerate Total                    Filed with this Report



                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.


                                       FORD MOTOR COMPANY
                                      (Registrant)


Date:  April 16, 1997                  By:/s/Peter Sherry, Jr.
                                          --------------------
                                          Peter Sherry, Jr.
                                          Assistant Secretary




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                                       -3-

                                  EXHIBIT INDEX
                                  -------------

DESIGNATION                    DESCRIPTION                                PAGE
-----------                    -----------                                ----

Exhibit 20           News release dated April 16, 1997

Exhibit 27.1         Financial Data Schedule - Automotive Segment

Exhibit 27.2         Financial Data Schedule - Financial Services Segment

Exhibit 27.3         Financial Data Schedule - Conglomerate Total
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